Supplement dated November 4, 2013
to the Classes Institutional, R-1, R-2, R-3, R-4, and R-5 Shares Prospectus
for Principal Funds, Inc.
dated March 1, 2013

(as supplemented on March 28, 2013, April 2, 2013, April 17, 2013, May 9, 2013, June 14, 2013,
September 13, 2013 and September 20, 2013)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

International Fund I

Under the Sub-Sub-Advisor(s) and Portfolio Manager(s) heading, delete references to Virginie Maisonneuve.

SmallCap Growth Fund I

Under the Principal Investment Strategies heading, delete the first paragraph and substitute:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations at the time of each purchase. For this Fund, companies with small market capitalizations are those with market capitalizations equal to or smaller than the greater of: 1) $6.0 billion or 2) the highest market capitalization of the companies in the Russell 2000® Growth Index (as of December 31, 2012, the range was between approximately $27.9 million and $4.7 billion). The Fund invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.

MANAGEMENT OF THE FUNDS

The Sub-Sub-Advisors

Under the Schroder Investment Management North America Limited ("Schroder Limited") heading, delete the following paragraphs:

The day-to-day portfolio management is shared by multiple portfolio managers. Ms. Virginie Maisonneuve is the lead portfolio manager.

Virginie Maisonneuve has been with Schroders since 2004. She earned a B.A. in Political Economy from People's
University (renda), Beijing, an M.A. in Mandarin Chinese from Dauphine University, and an M.B.A., Ecole Superieure Libre des Sciences Commerciales Appliquees (ESLSCA). Ms. Maisonneuve has earned the right to use the Chartered Financial Analyst designation.